                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                                (AMENDMENT NO. )

                           FILED BY THE REGISTRANT (X)
                 FILED BY A PARTY OTHER THAN THE REGISTRANT ( )

Check the appropriate box:
( ) Preliminary Proxy Statement                ( ) CONFIDENTIAL, FOR USE OF THE
                                               COMMISSION ONLY (AS PERMITTED BY
                                               RULE 14a-6(e)(2))
(X) Definitive Proxy Statement
( ) Definitive Additional Materials
( ) Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             BLUE RIDGE ENERGY, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                XXXXXXXXXXXXXXXX
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

               Payment of Filing Fee (Check the appropriate box):
                               (X) No fee required
   ( ) Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

( )  Fee paid previously with preliminary materials.

( ) Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount Previously Paid:

(2)  Form, Schedule or Registration Statement No.:

(3)  Filing Party:

(4)  Date Filed:

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                ----------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON OCTOBER 8, 2004

                                ----------------


         Notice is hereby given that a Special Meeting of Stockholders of Blue Ridge Energy, Inc. (the "Company") will be held at 10 a.m., Central Time, on October 8, 2004, at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 for the following purposes:

         (1) To consider and approve an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of Common Stock from 20,000,000 to 150,000,000; and

         (2) To transact such other business as may properly be brought before the Special Meeting or any adjournment(s) thereof.

         Information regarding the matters to be acted upon at the Special Meeting is contained in the Proxy Statement accompanying this Notice. The Special Meeting may be adjourned from time to time without notice other than the announcement of the adjournment at the Special Meeting or any adjournment(s) thereof. All business for which notice is hereby given may be transacted at any such adjourned Special Meeting.

         All stockholders are encouraged to read the accompanying Proxy Statement carefully prior to completion of the enclosed proxy card for further information concerning the proposals that will be presented at the Special Meeting.

         Only holders of record of outstanding shares of the Company's Common Stock at the close of business on September 20, 2004 are entitled to notice of and to vote at the Special Meeting or any adjournment(s) thereof. A list of stockholders entitled to vote will be made available. All stockholders are invited to attend the Special Meeting in person; however, to ensure your representation, whether or not you plan to attend the Special Meeting, please promptly complete, date, sign and return the enclosed proxy card.


                                                          Gregory B. Shea
                                                          Corporate Secretary

Houston, Texas
September 22, 2004

                             BLUE RIDGE ENERGY, INC.
                              10777 WESTHEIMER ROAD
                              HOUSTON, TEXAS 77042

                                ----------------

                                 PROXY STATEMENT

                                ----------------

                               THE SPECIAL MEETING


         This Proxy Statement is furnished to stockholders of Blue Ridge Energy, Inc. (the "Company") in connection with the solicitation of proxies by and on behalf of the Board of Directors of the Company for use at the Special Meeting of Stockholders to be held at 10 a.m., Central Time, on October 8, 2004, at 10777 Westheimer Road, Houston, Texas 77042 and at any adjournment(s) thereof (the "Special Meeting"). Commencing on or about September 22, 2004, this Proxy Statement and the enclosed proxy card are being mailed to stockholders of record of the Company as of September 20, 2004 (the "Record Date"). The Company will bear the cost of this solicitation which, in addition to mail, may include personal interviews, telephone calls or telegrams by directors, officers and regular employees of the Company and its affiliates.

VOTING

         The stock transfer book will not be closed but only record holders of outstanding shares of the Company's Common Stock, par value $.005 per share ("Common Stock"), at the close of business on the Record Date, September 20, 2004, are entitled to notice of and to vote at the Special Meeting. As of such Record Date, 7,516,094 shares of Common Stock were outstanding and entitled to be voted. The holders of Common Stock are entitled to cast one vote for each share of Common Stock owned of record. Cumulative voting is not permitted with respect to any proposal to be acted upon at the Special Meeting.

         The presence in person or by proxy of the holders of shares of Common Stock entitled to cast a majority of the votes entitled to be cast at the Special Meeting will constitute a quorum. If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained. Stockholders are urged to sign the accompanying proxy card and return it promptly.

         The accompanying proxy card is designed to permit each stockholder of record at the close of business on the Record Date to vote with regard to the proposed Amendment to the Articles of Incorporation as described in the Proxy Statement. The proxy card provides a space for a stockholder to vote for or against the Amendment to the Articles of Incorporation or to abstain from voting for the proposal if the stockholder chooses to do so.

         To ensure representation at the Special Meeting, each holder of outstanding shares of Common Stock entitled to be voted at the Special Meeting is requested to complete, date, sign and return to the Company the enclosed proxy card, which requires no postage if mailed in the United

States. Stockholders are urged to sign the accompanying proxy card and return it promptly. Banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries who are record holders of Common Stock entitled to be voted at the Special Meeting are requested to forward all proxy cards, this Proxy Statement and the accompanying materials to the beneficial owners of such shares and to seek authority as required to execute proxies with respect to such shares. Upon request, the Company will reimburse such record holders for their reasonable out-of-pocket forwarding expenses. The costs of this solicitation will be borne by the Company, including the costs of preparing, assembling and mailing the enclosed proxy card and this Proxy Statement.

         If properly executed and received by the Company before voting at the Special Meeting, or any adjournment(s) thereof, any proxy representing shares of Common Stock entitled to be voted at the Special Meeting that specifies how it is to be voted will be voted accordingly. Neither an abstention nor a broker nonvote will be counted as a vote for the Amendment to the Articles of Incorporation. Any properly executed proxy received that does not specify how it is to be voted on the Amendment to the Articles of Incorporation will be voted FOR such proposal at the Special Meeting and any adjournment(s) thereof.

         Each stockholder returning a proxy card to the Company has the right to revoke it at any time before it is voted by submitting a later dated proxy in proper form, by notifying the Secretary of the Company in writing (signed and dated by the stockholder) of such revocation, or by appearing at the Special Meeting and voting the shares in person.

         When a signed proxy card is returned with choices specified with respect to voting matters, the shares represented will be voted by the Proxies designated on the proxy card in accordance with the stockholder's instructions. The Proxies are Robert D. Burr, Chairman of the Board of the Company, and Gregory B. Shea, Corporate Secretary. A stockholder wishing to name another person as his or her proxy may do so by crossing out the names of the designated Proxies and inserting the name(s) of such person(s) to act as his or her proxy. In that case, the stockholder must sign the proxy card and deliver it to the person(s) designated as his or her proxy and the person(s) so named must be present and vote at the Special Meeting. Proxy cards marked to reflect such proxies should not be mailed to the Company.


           PROPOSAL NO. 1 -- TO AMEND THE ARTICLES OF INCORPORATION TO
               INCREASE THE AUTHORIZED SHARES OF COMMON STOCK FROM
                            20,000,000 TO 150,000,000

REASONS FOR THE AMENDMENT

         Stockholders are being asked to approve an Amendment to the Company's Articles of Incorporation to increase the authorized shares of Common Stock from 20,000,000 shares to 150,000,000 shares. As of the Record Date, 7,516,094 shares of Common Stock were issued and outstanding. In addition, the following shares were reserved for issuance: 871,250 shares issuable upon exercise of outstanding options to purchase Common Stock under the Company's stock option plans; 116,500 shares issuable upon conversion of Preferred Stock; and 1,082,236 shares issuable upon exercise of outstanding Warrants to purchase Common Stock. Accordingly, 10,413,920 shares of Common Stock remained available for issuance as of the Record Date.

         The Company has 5,000,000 shares of Preferred Stock authorized for issuance. As of the Record Date, 23,300 shares of nonvoting Preferred Stock, designated Series E Preferred Stock, were issued and outstanding.

         The Company is currently offering (the "Offering") up to 12,500,000 units outside the United States to eligible sophisticated investors pursuant to Regulation S ("Units") for a purchase price of $.20 per Unit. Each Unit consists of one share of Common Stock, one non-transferable warrant to purchase one share of Common Stock for a purchase price of $.50 per share ("Initial Warrant") and one non-transferable "piggyback" warrant to purchase an additional share of Common Stock for $1.00 per share exercisable only if the related Initial Warrant has been fully exercised ("Piggyback Warrant").

         Accordingly, if all Units are sold, 12,500,000 additional shares of Common Stock would be issued and 25,000,000 additional shares of Common Stock would be reserved for issuance upon exercise of the Initial Warrants and Piggyback Warrants. The Offering does not provide that a minimum number of Units must be sold. However, the Company's Board of Directors believes it is in the best interest of the Company and its stockholders to have sufficient shares authorized for issuance in order to sell the maximum number of Units under the Offering, if it is fully subscribed. The Company had only 10,413,920 shares of Common Stock available for issuance as of the Record Date.

         The proceeds of the sale of the Units, as well as the proceeds of the sale of Common Stock upon exercise of the Warrants, will be used for working capital and for other general corporate purposes.

EFFECTS OF THE AMENDMENT

         If the Amendment to the Company's Articles of Incorporation is approved by stockholders, and all 12,500,000 Units are sold, following the completion of the Offering the Company would have 20,016,094 shares of Common Stock issued and outstanding, 871,250 shares issuable upon exercise of outstanding options under the Company's stock option plans; 116,500 shares issuable upon conversion of Preferred Stock, 26,082,236 shares issuable upon exercise of warrants; and 102,913,920 shares remaining available for issuance. To the extent that not all Units are sold in the Offering, the Company will have additional shares of Common Stock available for issuance.

         If the Amendment is approved, any and all of the additional shares authorized for issuance that remain available for issuance following completion of the Offering may be issued for various purposes without further action by the stockholders (unless such approval is required by applicable law) and without first offering such shares to existing stockholders for subscription. The issuance of the shares in the Offering and pursuant to future issuances other than to existing stockholders on a pro rata basis, will substantially reduce the proportionate interest in the Company of each stockholder and substantially dilute earnings per share.

         The Company has not proposed the increase in the authorized shares of Common Stock with the intention of using the remaining additional shares for anti-takeover purposes. However, theoretically the Company could use the additional shares to make more difficult or to discourage an attempt to acquire control of the Company. The Board of Directors is not aware of any hostile takeover bid for the Company.

         If the Amendment is approved, Article VI - Capital Stock; Section 1 - Authorized Shares of the Company' s Articles of Incorporation would be amended to read as follows:

"Section 1. Authorized Shares. The total number of shares which the Corporation is authorized to issue is 155,000,000 Shares of Capital Stock.

         (a) The total number of shares of Common Stock which this Corporation is authorized to issue is 150,000,000 shares, $.005 par value per share.

         (b) The total number of shares of Preferred Stock which this Corporation is authorized to issue is 5,000,000 shares, $.001 par value per share. The Board of Directors of the Corporation is authorized, subject to limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in one or more series, to establish the number of shares to be included in each series and to fix the designations, powers, preferences and rights of the shares of each series, and any qualifications, limitations or restrictions thereof."

         The shares remaining available for issuance following the Offering could be used for various purposes including, but not limited to, raising capital, funding acquisitions, providing equity incentives for directors and officers and permitting stock splits. However, the Company does not have any current plans, agreements or understandings for stock issuances other than the Offering described above which in the aggregate would involve the use of a number of shares that exceeds the amount currently authorized but unissued.

         The Board of Directors has unanimously adopted resolutions setting forth the proposed Amendment to the Articles of Incorporation, declaring its advisability and directing that the proposed Amendment be submitted to stockholders for their approval at a meeting of stockholders. If adopted by stockholders, the amendment would become effective upon filing of an appropriate certificate with the Secretary of State of the State of Nevada.

         The affirmative vote of the holders of a majority of the combined voting power of all of the issued and outstanding shares of Common Stock entitled to vote at the Special Meeting is required to approve the proposed Amendment to the Articles of Incorporation to increase the number of authorized shares of Common Stock.

          THE BOARD BELIEVES THAT IT IS IN THE COMPANY'S BEST INTEREST TO APPROVE THE PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF SHARES OF COMMON STOCK THE COMPANY IS AUTHORIZED TO ISSUE FROM 20,000,000 TO 150,000,000. THE BOARD RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE PROPOSED AMENDMENT TO THE ARTICLES OF INCORPORATION.

PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED IN FAVOR OF THE AMENDMENT UNLESS STOCKHOLDERS SPECIFY OTHERWISE IN THEIR PROXIES. BECAUSE OFFICERS AND DIRECTORS OF THE COMPANY BENEFICIALLY OWN OVER 50% OF THE SHARES OF COMMON STOCK ENTITLED TO VOTE AT THE SPECIAL MEETING, THE AMENDMENT IS EXPECTED TO BE APPROVED BY STOCKHOLDERS AT THE SPECIAL MEETING.

                   SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The table below sets forth each stockholder who is known to the Company to be the beneficial owner of more than 5% of the Common Stock of the Company at August 31, 2004.

                           Name and Address of              Amount and Nature of         Percent of
   Title of Class            Beneficial Owner               Beneficial Ownership         Class(3)(4)
   --------------            -----------------              --------------------         -----------
Indirect Ownership:

Common Stock              Robert D. Burr                          3,297,354(1)               34.4%
                          632 Adams Street, Suite 710
                          Bowling Green, KY 42101
Direct Ownership:

Common Stock              Blue Ridge Group, Inc.                   4,141,233(2)              43.2%
                          632 Adams Street, Suite 710
                          Bowling Green, KY 42101


(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,141,233 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.0% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 43.2% of the Company's outstanding shares. Mr. Burr also holds vested options for 356,250 shares.

(2) Blue Ridge Group, Inc.'s beneficial ownership is attributable to its direct ownership of 4,141,233 shares of the Company's Common Stock.

(3) Warrants included in the above calculation of percentage beneficial ownership have not been registered with the SEC and, accordingly, are restricted securities which must be sold pursuant to Rule 144 or other exemptions under securities laws. Warrants to purchase an aggregate of 1,082,236 shares of the Company's Common Stock which are currently exercisable or exercisable within 60 days of August 31, 2004, were included in the number of outstanding shares for purposes of computing the percentage ownership of the specified persons.

(4) The above calculation of percentage beneficial ownership also includes 116,500 shares of Common Stock issuable upon conversion of 23,300 outstanding shares of Preferred Stock.

         The table below sets forth the beneficial ownership of the Company's Common Stock by each executive officer and director of the Company as of August 31, 2004.

                          Name and Address of                      Amount and Nature of        Percent of
Title of Class            Beneficial Owner                        Beneficial Ownership(2)      Class(3)(4)
--------------            -------------------                     -----------------------      -----------
Common Stock              Robert D. Burr(1)                             3,297,354                 34.4%

Common Stock              Patrick A. Kelleher                              40,000                  0.4%

Common Stock              Harry Peters                                    311,214                  3.2%

Common Stock              Gregory B. Shea                                 311,214                  3.2%

Common Stock              Forrest E. Ebbs                                       0                  0.0%

Common Stock              Richard M. Hewitt                                     0                  0.0%

Common Stock              Norman Haisler                                        0                  0.0%

Common Stock              All directors and officers as                 3,959,782                 41.2%
                          a group (7 persons)


(1) By virtue of his position as Chairman of the Board of Blue Ridge Group, Inc., Mr. Burr may be deemed to beneficially own the 4,141,233 shares of the Company's Common Stock beneficially owned by Blue Ridge Group, Inc. Mr. Burr disclaims beneficial ownership of these shares except to the extent described in the following sentence. Mr. Burr beneficially owns approximately 71.0% of the outstanding shares of Blue Ridge Group, Inc., which beneficially owns approximately 43.2% of the Company's outstanding shares. Mr. Burr also holds vested options for 356,250 shares.

(2) Beneficial ownership includes vested options for the following shares: Mr. Burr - 356,250; Mr. Kelleher - 40,000; Mr. Peters - 237,500; and Mr. Shea - 237,500. Beneficial ownership of all directors and officers reflects the 4,141,233 shares held by Blue Ridge Group, Inc. (without attributing such shares to more than one person) plus the vested options for 831,250 shares held by the directors and officers.

(3) Warrants included in the above calculation of percentage beneficial ownership have not been registered with the SEC and, accordingly, are restricted securities which must be sold pursuant to Rule 144 or other exemptions under securities laws. Warrants to purchase an aggregate of 1,082,236 shares of the Company's Common Stock which are currently exercisable or exercisable within 60 days of August 31, 2004, were included in the number of outstanding shares for purposes of computing the percentage ownership of the specified persons.

(4) The above calculation of percentage beneficial ownership also includes 116,500 shares of Common Stock issuable upon conversion of 23,300 outstanding shares of Preferred Stock.

                              STOCKHOLDER PROPOSALS

         Any proposal that a stockholder of the Company intends to present at the 2005 Annual Meeting of Stockholders must be received by the Secretary of the Company at the Company's offices at 10777 Westheimer Road, Suite 170, Houston, Texas 77042, by December 31, 2004, in order to be considered by the Board of Directors for inclusion in the proxy solicitation materials for the 2005 Annual Meeting of Stockholders.


                                  OTHER MATTERS

         We know of no other business other than the matters discussed in this Proxy Statement that will be presented for action before the Special Meeting.

                                            BY ORDER OF THE BOARD OF DIRECTORS
                                            BLUE RIDGE ENERGY, INC.


                                            GREGORY B. SHEA
                                            CORPORATE SECRETARY


Houston, Texas
September 22, 2004

                             BLUE RIDGE ENERGY, INC.
                                      PROXY
                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
                         SPECIAL MEETING OF STOCKHOLDERS
                        OCTOBER 8, 2004 AT 10:00 A.M. CT

                             For Stockholders as of
                               September 20, 2004

The undersigned hereby appoints Robert D. Burr and Gregory B. Shea, or either of them, or their substitutes, with full power of substitution, the proxy of the undersigned, to appear and to vote all of the shares of stock of Blue Ridge Energy, Inc. (the "Company") which the undersigned would be entitled to vote if personally present at the Special Meeting of Stockholders of the Company to be held at 10777 Westheimer Road, Suite 170, Houston, Texas 77042 on October 8, 2004, at 10:00 a.m., Central Time, and any adjournments thereof.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the special meeting or any adjournment thereof.

The Board of Directors recommends a vote for proposal 1.

-----------------------------------------------------------------------------
The undersigned hereby instructs said proxies or their substitutes:

PROPOSAL

                                                  FOR      AGAINST    ABSTAIN
1. To approve the amendment to the                [ ]        [ ]        [ ]
   Company's Articles of Incorporation
   increasing the authorized number of
   shares of stock to 155,000,000,
   consisting of 150,000,000 shares of
   Common Stock, $.005 par value per
   share and 5,000,000 shares of
   Preferred Stock, $.001 par value per share.

------------------------------------------------------------------------------

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER SPECIFIED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTIONS ARE INDICATED, THIS PROXY WILL BE VOTED FOR PROPOSAL NUMBER 1. THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN AND RATIFIES AND CONFIRMS ALL THE PROXIES APPOINTED HEREBY, OR EITHER OF THEM, OR THEIR SUBSTITUTES, MAY LAWFULLY DO OR CAUSE TO BE DONE BY VIRTUE HEREOF. RECEIPT OF COPIES OF THE NOTICE OF SPECIAL MEETING OF STOCKHOLDERS AND THE PROXY STATEMENT DATED SEPTEMBER 22, 2004 IS HEREBY ACKNOWLEDGED.

NOTE: Please date and sign exactly as the name appears on this proxy. Joint owners should each sign. If the signer is a corporation, please sign full corporate name by a duly authorized officer. Executors, trustees, etc. should give full title as such.


------------           -------------------------           --------------------
Date                   Share Owner Sign Here               Co-Owner Sign Here

BLUE RIDGE ENERGY, INC.
10777 Westheimer Road
Houston, Texas 77042






                                       2